UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 3, 2001


                           TREASURY INTERNATIONAL INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-28514                98-0160284
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 (State or other jurisdiction   (Commission File Number)  (IRS Employer
       of incorporation)                                  Identification Number)


                                 303 52 Avenue W
                               Claresholm, Alberta
                                 Canada T0L 0T0
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 625-1761


                                1081 King Street
                               Kitchener, Ontario
                                 Canada n2G 2N3
       -------------------------------------------------------------------
          (Former names or former address, if changed from last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 27, 2001, pursuant to a Stock Purchase Agreement which was signed on June 29, 2001, Treasury International Inc. (the "Registrant") sold one of its wholly-owned subsidiaries, Compelis Corporation, and rights to the Registrant's ActiveCatalog technology. Compelis Corporation was purchased by Twelve Stones Corporation, an Ontario corporation, having its principal place of business at 8 Hickson Drive, Kitchener, Ontario N2B 2H3. Twelve Stones Corporation paid $22,000 CDN plus the transfer of all shares of the Registrant and a subsidiary, which is owned by the President of Twelve Stones valued at $100,000 US, to the Registrant in exchange for all of the outstanding shares of Compelis Corporation. The President and principal shareholder of Twelve Stones is Marlin Doner, a former officer and director of Registrant and the brother of Dale
Doner,  the  Registrant's  Chief  Executive  Officer.   In  addition,   Compelis

Corporation will retain all of the liabilities and obligations currently held by Compelis Corporation of approximately $150,000. In addition to the rights to the ActiveCatalog technology, the Registrant will also license to Twelve Stones certain rights to the Registrant's ActiveCommerce technology and will share its Active Database with Twelve Stones.

The sale of the ActiveCatalog technology will allow the Registrant to pursue its realignment plan and identify other high growth business opportunities by leveraging its other current technologies including ActiveCommerce and Active RMS.


ITEM 5.  OTHER EVENTS.

On May 1, 2001, Marlin Doner submitted his resignation as Chief Financial Officer and a director of Registrant. Mr. Doner's resignation was not effective until the financial reports for the Registrant's latest fiscal quarter were completed. The Company's financial reports for the fiscal quarter ended April 30, 2001, were completed on June 27, 2001, which became the effective date of Mr. Doner's resignation from his positions with the Registrant.

Ms. Kristina Sickels assumed the position of interim Chief Financial Officer for the Registrant. The Registrant has no immediate plans to fill Mr. Doner's board position.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  10.3     Stock Purchase Agreement


Dated:   August 7, 2001

                                            TREASURY INTERNATIONAL INC.


                                            By:  /s/ Dale Doner
                                                 ------------------------------
                                                     Dale Doner
                                                     Chief Executive Officer

                                INDEX TO EXHIBITS


            Exhibit No.                                Description
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                10.3                                   Stock Purchase Agreement